Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cherubim Interests Inc. (the "Company") on Form 10-Q for the three months ended November 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Patrick Johnson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 18, 2017

/s/ Patrick Johnson

Patrick Johnson

CEO